UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2005
RTW, Inc.
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

0-25508 (Commission File Number)	41-1440870 (I.R.S. Employer Identification No.)
8500 Normandale Lake Blvd., Suite 1400
Bloomington, MN 55437
(Address of principal executive offices and Zip Code)
(952) 893-0403
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 — Other Events
     RTW, Inc. has named Thomas J. Byers as Executive Vice President — Sales and Marketing. In this role, Mr. Byers will be responsible to build the external sales and marketing structure that supports the long-term strategic plan for Absentia, the services division of RTW and he will be a member of the Company’s Senior Executive team.
     On October 6, 2005, RTW, Inc. issued a press release entitled “RTW Names Executive Vice President — Sales and Marketing”. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
(a) Financial statements: None
(b) Pro forma financial information: None
(c) Exhibits:

Exhibit No.	Description
99.1	Press Release dated October 6, 2005, entitled “RTW Names Executive Vice President — Sales and Marketing.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW, Inc.
Dated: October 6, 2005	By	/s/ Jeffrey B. Murphy
Jeffrey B. Murphy
President and Chief Executive Officer (Principal Executive Officer)